

2025

SALES & PURCHASE AGREEMENT OF JET FUEL A1

DATED: 29 MARCH 2025

BETWEEN

AGAPE ATP CORPORATION

(Registration Number: 1546140-U)

AND

SWISSONE OIL&GAS AG

(Registration Number: CH-035.3.036.368-1)



MESSRS MOHD IRWAN MOHD MUBARAK
Advocates & Solicitors
Suite 15-2, Jalan Melati Utama 4, Taman Melati Utama, Gombak, 53100 Kuala Lumpur

SALES AND PURCHASE
AGREEMENT
OF JET FUEL A1

Dated: 29 March 2025

BETWEEN

ATPC GREEN ENERGY SDN. BHD.

(Registration Number: 1546140-U)

AND

SWISSONE OIL & GAS AG

(Registration Number: CH-035.3.036.368-1)

SALES AND PURCHASE AGREEMENT

This Sales and Purchase Agreement of JET FUEL A1 (this "Agreement") is entered into by and between the Seller and Buyer whose names, company information, and product information details are set forth immediately below as of the **26 MARCH 2025** (the "Effective Date").

SELLER'S INFORMATION

Company	:	**ATPC GREEN ENERGY SDN. BHD.**
Commission Number	:	011-41535
Address	:	Lot 1705-1708, 17th Floor, Tower 2, Faber Towers, Jalan Desa Bahagia, Taman Desa, 58100 Kuala Lumpur, Malaysia
Represented by	:	Prof. Dato' Sri Dr. How Kok Choong J.P
Designation	:	Founder & Global Group Chief Executive Officer
Telephone Number	:	+(603) 2732 5716 /+(603) 2732 5717
Email address	:	care@atpc.com.my

BUYER'S INFORMATION

Company	:	**SWISSONE OIL&GAS AG**
Registration Number	:	CH-035.3.036.368-1
Address	:	Schützenstrasse 18, 8808 Pfäffikon SZ
Represented by	:	Jeffrey J. Hattara
Designation	:	CEO
Telephone Number	:	+1 952 270-5870
Email address	:	Jeffrey.hattara@swissoneoilgas.com

PURCHASE INFORMATION

Product	:	**JET FUEL A1**
Origin	:	Non-Sanctioned Countries
Purchase Contract	:	2,000,000 Bbls Trial Lift and 8,000,000 Bbls Per Month For X 12 Months for Contract Lift
Total Volume	:	Up To 98,000,000
Price	:	$90 FOB USD -9 OF MOPS (Mean of Platts Singapore) **=$81.00USD PER BARREL**
Total Per Ship	:	USD162,000,000
Total	:	**Refer to the Lifting Schedule in Annex B**
Port	:	Any Safe World Port

[Seller's Initial and Company's Seal]

PROF. DATO' SRI DR. HOW KOK CHOONG, J.P.
Founder & Global Group CEO

[Buyer's Initial and Company's Seal]

JEFFREY J. HATTARA
CHIEF EXECUTIVE OFFICER

RECITALS

We, **ATPC GREEN ENERGY SDN. BHD.**, with full legal and corporate responsibility, under the penalty of perjury, hereby confirm that we are ready, willing, and able to execute a Sales and Purchase Agreement to supply **JET FUEL A1** for immediate spot and contract sales. The Supply is guaranteed to meet the Specification and pass through the stringent requirement of SGS or its equivalent.

Whereas, **SWISSONE OIL&GAS AG**, the buyer hereby agreed to purchase Jet A1 Aviation Fuel for immediate spot and contract sales, and to follow the FOB Procedure as proposed by Seller.

THEREFORE, THE FOLLOWING CONDITIONS ARE AGREED BY BOTH PARTIES:

CLAUSE 1: SCOPE OF THE CONTRACT

1.1 Seller and Buyer, under full corporate authority and responsibility, respectively represent that one part is a lawful owner of the commodity in quantity and quality as hereunder specified, and the other has the full capability to purchase the said commodity.

CLAUSE 2: COMMODITY

2.1 **JET FUEL A1** having the contractual minimum guaranteed specifications as per Annex "A" herewith attached as an integral part of the agreement.

CLAUSE 3: QUANTITY

3.1 Buyer agreed to purchase product **JET FUEL A1** at the price of Platts -9 MOPS via Freight on Board (FOB) procedure.

3.2 The first delivery will be as per delivery spot schedule and ending at the conclusion of the contract.

3.3 The first trial order is Two Million Barrels (2,000,000 BBLS) with a variation of plus/minus five percent (5%) as Seller's option. This specified quantity is equivalent to one off supply.

3.4 The total contractual quantity of the commodity sold and purchased under this agreement is up to Eight Million Barrels (8,000,000 BBLS) per month with a variation of plus/minus five percent (5%) as Seller's option. This specified quantity is to be repeated up to twelve (12) consecutive calendar months with rolls and extension for twelve (12) more months.

3.5 Seller and Buyer hereby agree to deliver and accept the above quantity in partial shipments. That the contract quantity of up to fifty million barrels (50,000,000 BBLS) per month shall be delivered monthly in accordance with the delivery schedule [Annex B].

CLAUSE 4: PRICE

The price of the goods on the date of the invoice in US Dollar currency is Platts -9 of MOPS (including Seller and Buyer Intermediaries Commission)

CLAUSE 5: NON-NEGOTIABLE PROCEDURE TANK-TO-VESSEL/TANK-TO-TANK/DIP & PAY

1. Buyer issues Proof of Funds (POF) in the form of MT199/MT799/Bank Comfort Letter (BCL), and Authorization to Verify (ATV) to seller.
2. Buyer issues ICPO with CPA/TSA for verification and international passport copy (data page) to seller.

[Seller's Initial and Company's Seal]	[Buyer's Initial and Company's Seal]
PROF. DATO' SRI DR. HOW KOK CHOONG, J.P. Founder & Global Group CEO	JEFFREY J. HATTARA CHIEF EXECUTIVE OFFICER

3. Seller issues Commercial Invoice (CI) for the quantity of product; buyer signs and returns the CI to seller.
4. Seller returns the signed commercial invoice and seller proceeds to issue Inspection Approval letter to inspect buyer vessel/tank before releasing the full PPOP document with fresh SGS report after complete inspection by the seller.
5. Seller issues the partial pop documents as below to buyer.

   a. Fresh SGS (not older than 48 hours)
   b. Certificate of Origin (COO)
   c. Authorization to Verify (ATV)
   d. Unconditional DTA (UDTA)
   e. Commitment to Supply (CTS)
   f. Tank storage receipt (TSR)
   g. Authorization to Sell and Collect (ATSC)
   h. Injection Report (IR)

6. Buyer conducts inspection by SGS on buyer's expense
   (Note: Optional for buyer to do Dip-Test).
7. Seller issues the NCNDA/IMPFA to all intermediaries involved in the transaction and upon successful dip test of the product, seller commences injection to buyer's tank or vessel, buyer makes payment of the product via MT103 and seller transfers title.
8. Second and succeeding shipments continue.
   (Note: The seller issues a Schedule that reflects 12 months of product Months Contract).

CLAUSE 6: PAYMENT AND BANKING PROCEDURES

For **trial order, 100% payment by MT103/TT** should be made within 24 hours on completion of injection. Whereas for **contractual order, 100% payment by an Irrevocable, Transferable, Stand by Letter of Credit (SBLC) MT760** within 24 hours on completion of injection.

CLAUSE 7: INSPECTION-QUANTITY AND QUALITY DETERMINATION

7.1 Seller and Buyer mutually agree that an internationally recognized Independent Survey or Company SGS shall be appointed to assess the quality and quantity of the cargo. The inspection cost is to be borne by Buyer.

7.2 Quantity and Quality assessments conducted by the appointed Surveyor Company shall be in accordance with methods and procedures usually used in the oil industry practice, and however, always, shall strictly comply with the revised ASTM/IP International standards and procedures enforced at the date of compliance.

7.3 For converting volumes, from observed to standard temperature, and volumes to weight, ASTM tables, latest revised edition, must be used.

7.4 Buyer to initiate the Dip-Test with their own team, at their own cost, on the respective holding tank of the product or vessel.

[Seller's Initial and Company's Seal]	[Buyer's Initial and Company's Seal]
PROF. DATO' SRI DR. HOW KOK CHOONG, J.P. Founder & Global Group CEO	JEFFREY J. HATTARA CHIEF EXECUTIVE OFFICER

CLAUSE 8: NON-PERFORMANCE

8.1 Should either party fail to comply with any of their obligations to the other party related to the contract, then the suffering party will have the option to declare non-performance against the defaulting party.

8.2 Failure by either party to take against the other, in case of the other party's non-compliance with obligation or conditions set forth with this contract, shall not of the same or other obligations or conditions.

CLAUSE 9: ARBITRATION

9.1 All disputes arising in connection with the present contract shall be settled in an amicable way as a first option. Should the parties reach no agreement in a timely way, and then the case shall be brought for final settlement under the rules of conciliation and arbitration of the International Chamber of Commerce in London, England, by one or more arbitrators appointed in accordance with the said rules.

9.2 Each party shall appoint one arbitrator who in turn will appoint a third arbitrator. Nothing in the agreement shall be construed to prevent any court having jurisdiction from issuing injunctions, attachment orders or orders for other similar relief in aid of any arbitration commenced by the arbitrator(s) may entered in any court having jurisdiction hereof.

9.3 Either party shall fail to comply in a timely way with the obligations of this part to be performed in pursuant to this contract even though a dispute may have arisen and proceed to arbitration.

9.4 Finding as assessed by the designated third arbitrator, without any possibility of recourse, will be final and binding on both parties.

CLAUSE 10: SPECIAL CONDITION

10.1 Buyer warrants that it has exerted and shall continue to exert its best efforts to avoid any action, which might be in any manner detrimental to Seller's interest in the negotiation, execution, and performance of this contract.

10.2 The parties hereby agree that all terms, which are not specifically confirmed and agreed upon in this contract, must be referred to the general rules of the ICC INCOTERMS Edition 2020 inclusive of the latest amendments.

10.3 The delivery schedule must report the dates of shipments, names of vessels (if not available it will be sufficient to state "TBN"-To Be Nominated) and the quantity to be loaded.

10.4 Confidentiality/Non-Disclosure/Non-Circumvention

10.4.1 The undersigned parties do hereby accept and agree to the provisions of the international chamber of commerce for non-circumvention and non-disclosure with regards to all and anyone of the parties in this transaction.

10.4.2 To include but not limited to the Buyer, Seller, their agents, mandates, nominees, assignees, and all intermediates party to this agreement/contract.

10.4.3 This agreement shall be kept in the strictest confidence between them for at least five (5) years from the date hereof.

[Seller's Initial and Company's Seal]

PROF. DATO' SRI DR. HOW KOK CHOONG, J.P.
Founder & Global Group CEO

[Buyer's Initial and Company's Seal]

JEFFREY J. HATTARA
CHIEF EXECUTIVE OFFICER

CLAUSE 11: GENERAL

11.1 This agreement contains the entire understanding between the parties with respect to the transactions contemplated hereby and can only be amended by a written agreement. Any prior agreement, written or verbal is deemed merged herein and shall be superseded by this agreement.

11.2 Except for cases specifically mentioned in the present contract, neither party may be held liable for indirect limited losses resulting from the non-performance of the obligations hereunder.

11.3 Electronic Document Transmission (EDT) shall be deemed to be valid and enforceable in respect of the provisions of this contract. Either party shall be in a position to request a hard copy of any previous electronic transmitted document.

11.4 Both parties agree that the signed and sealed EDT copies of the contract are fully binding and enforceable until such a time the hard copy of contract will be exchanged by courier or amongst the parties.

11.5 Any information contained herein shall be kept highly confidential and shall not be subsequently disclosed to third parties or reproduced in any way, except to third parties who are necessary for the implementation of the agreement.

11.6 Commission/fees: The Seller is responsible for this Commission and Fees payable that they have signed and agreed in writing as in the Irrevocable Master Fee Protection Agreement (IMFPA) between the Seller's and Buyer's Agents (Mandate Company, Intermediaries, and Individual Persons). The Seller is committed to relieve the other parties from all such demand or claim of any other third party.

CLAUSE 12: SELLER AND BUYER LEGAL ADDRESS

12.1 SELLER'S DETAILS

COMPANY NAME:	**ATPC GREEN ENERGY SDN. BHD.**
ADDRESS	Lot 1705-1708, 17th Floor, Tower 2, Faber Towers, Jalan Desa Bahagia, Taman Desa, 58100 Kuala Lumpur, Malaysia
PHONE	+(603) 2732 5716 / +(603) 2732 5717
EMAIL	care@atpc.com.my
REPRESENTED BY:	Prof. Dato' Sri Dr. How Kok Choong J.P
TITLE:	Founder & Global Group Chief Executive Officer

12.2 BUYER'S DETAILS

COMPANY NAME:	**SWISSONE OIL&GAS AG**
ADDRESS	Schützenstrasse 18, 8808 Pfäffikon SZ
PHONE	+1 (952) 270-5870
EMAIL	Jeffrey.hattara@swissoneoilgas.com
REPRESENTED BY:	Jeffrey J. Hattara
TITLE:	Chief Executive Officer

[Seller's Initial and Company's Seal]

PROF. DATO' SRI DR. HOW KOK CHOONG, J.P.
Founder & Global Group CEO

[Buyer's Initial and Company's Seal]

JEFFREY J. HATTARA
CHIEF EXECUTIVE OFFICER

CLAUSE 13: BANKING DETAILS

13.1 BUYER'S BANK - SENDER OF PAYMENT MT103

BANK NAME	Stellar Bank
BANK ADDRESS	8441 Gulf Freeway, Suite 307, Houston, TX 77017
ACCOUNT NAME	Bayko, Prebeg, Faucett & Abbott, PLLC IOLTA
ACCOUNT NUMBER	ALTXUS44
BANK OFFICER	Jane Parker
TELEPHONE NUMBER	+1-409-861-7216
E-MAIL	jane.parker@stellar.bank
ROUTING NUMBER	113025723

13.2 SELLER'S BANK - BENEFICIARY OF PAYMENT MT103

BANK NAME	CITIBANK BERHAD
BANK ADDRESS	MENARA CITIBANK, 165, JALAN AMPANG, 50450 KUALA LUMPUR, MALAYSIA
ACCOUNT NAME	ATPC GREEN ENERGY SDN BHD
ACCOUNT NUMBER	111665028
Currency	USD
BANK OFFICER	CHRISTINE CHUA
TELEPHONE NUMBER	603-2383 4329
E-MAIL	soo.kiang.chua@citi.com
SWIFT CODE	CITIMYKL

CLAUSE 14: CONCLUSION

This sales and purchase agreement is compiled in SIX (6) ANNEXES, with each party retaining four (4) originals. Until the exchange of originals, the parties agree the signed stamped copies of the agreement will be in full force and effect. Parties hereby confirm and accept that the contract sent by facsimile or by any similar program's EDT (Electronic Documents Transmissions) shall be legal and binding.

[Seller's Initial and Company's Seal]

PROF. DATO' SRI DR. HOW KOK CHOONG, J.P.
Founder & Global Group CEO

[Buyer's Initial and Company's Seal]

JEFFREY J. HATTARA
CHIEF EXECUTIVE OFFICER

THIS PAGE IS INTENTIONALLY LEFT BLANK

[Seller's Initial and Company's Seal]

PROF. DATO' SRI DR. HOW KOK CHOONG, J.P.
Founder & Global Group CEO

[Buyer's Initial and Company's Seal]

JEFFREY J. HATTARA
CHIEF EXECUTIVE OFFICER

IN **WITNESS WHEREOF**, the parties hereto have executed this Agreement as of the Effective Date.

Seller's Signature and Common Seal **ATPC GREEN ENERGY SDN. BHD.** Registration No.: 1546140-U Witnessed by: .... Name: Prof. Dr. Md Nasir Ibrahim NRIC No: 600801-01-6045	)))))))))))))	ATPC GREEN ENERGY SDN. BHD. 1546140-U .... Name: Prof. Dato' Sri Dr. How Kok Choong J.P Passport Number: A 55340546 Designation: Founder & Global Group CEO
Buyer's Signature and Common Seal **SWISSONE OIL & GAS AG** Registration No.: CH-035.3.036.368-1 Witnessed by: .... Name: Passport No:	)))))))))))))	SWISSONE OIL & GAS AG ★ SWITZERLAND ★ SCHUTZENSTRASSE 18 CH-PFÄFFIKON info@swissoneoilgas.com Trade Registr No 035.3.036.368-1 .... Name: Jeffrey J. Hattara Passport Number: A36097829 Designation: Chief Executive Officer

Asanka D. Magedaragamage

[Seller's Initial and Company's Seal]	[Buyer's Initial and Company's Seal]
.... PROF. DATO' SRI DR. HOW KOK CHOONG, J.P. Founder & Global Group CEO	.... JEFFREY J. HATTARA CHIEF EXECUTIVE OFFICER

JET FUEL A1

Product Specifications

№	PROPERTIES	UNIT	VALUE		TEST METHOD
			MIN	MAX	
1.1	Appearance Visual	Clear, bright and visually free from solid matter and undissolved water at ambient temperature			
1.2	Colour		report		ASTM D 156
1.3	Particulate contamination	mg/l	-	1,0	ASTM D 5452
	Composition				
2.1	Total Acidity	mg KOH/g	-	0,015	ASTM D 3242
2.2	Aromatics	% (V/V)	-	25,0	ASTM D 1319
2.3	Sulphur Total	% (m/m)	-	0,30	ISO 8754 ASTM D 5453
2.4	Mercaptan Sulphur	% (m/m)	-	0,0030	ASTM D 3227
2.5	Refinery components at point of manufacture				
2.5.1	Non hydroprocessed components	% (V/V)	Report (incl. nil or 100%)		
2.5.2	Mildly hydroprocessed components	% (V/V)	Report (incl. nil or 100%)		
3.1	Distillation				ASTM D 86
	Initial Boiling Point	°C	report		
	10 % (V/V) at	°C	-	205,0	
	50 % (V/V) at	°C	report		
	90 % (V/V) at	°C	report		
	End Point	°C	-	300,0	
	Residue	% (V/V)	-	1,5	
	Loss	% (V/V)	-	1,5	
3.2	Flash Point	°C	40,0	-	ASTM D 56
3.3	Density at 15 C	kg/m3	775,0	840,0	ASTM D 1298 ASTM D 4052
4.1	Freezing Point	°C	-	minus 47,0	ASTM D 2386
4.2	Viscosity at minus 20°C	Mm2/s	-	8,000	ASTM D 445
5.1	Smoke Point	mm	25,0	-	ASTM D 1322
5.2	Specific Energy ,net	MJ/kg	42,80	-	ASTM D 4809 ASTM D 3338
6.	CORROSION Corrosion, Copper Strip (2h 5min at 100°C 1°C)	class	-	1	ASTM D 130
7.	THERMAL STABILITY (JFTOT)				
7.1	Control temperature	°C	260	-	ASTM D 3241
7.2	Tube Deposit Rating (Visual)	class	Less than 3, no "Peacock" or "Abnormal" colour deposits		
7.3	Filter Pressure Differential	mm Hg	-	25	
8.	CONTAMINANTS				
8.1	Existent Gum	mg/100ml	-	7	IP 540
9	Microseparometer, (MSEP), rating				ASTM D 3948
9.1	MSEP without SDA		85	-	
9.2	MSEP with SDA		70	-	
10.	CONDUCTIVITY				
10.1	Electrical Conductivity [4)]	pS/m	50	600	ASTM D 2624
11.	ADDITIVES[5), 6), 7)]				
11.1	Antioxidant[5)] in Hydroprocessed fuels (Mandatory)	mg/l	17,0	24,0	
11.2	Metal Deactivator, MDA [6)] (Optional) First Doping Cumulative concentration after field re-doping	mg/l	-	2,0	
11.3	Static Dissipator, SDA, Stadis 450 First Doping Cumulative concentration after field re-doping	mg/l	- -	3,0 5,0	
12.	INCIDENTAL MATERIALS[8)]				
	Fatty Acid Methyl Ester (FAME)	mg/kg	-	50	ASTM D 7797

[Seller's Initial and Company's Seal]

PROF. DATO' SRI DR. HOW KOK CHOONG, J.P.
Founder & Global Group CEO

[Buyer's Initial and Company's Seal]

JEFFREY J. HATTARA
CHIEF EXECUTIVE OFFICER

Proposed Shipping
LIFTING SCHEDULE

This Delivery-Shipping / lifting Schedule is to become an integral part of this contract before it is effective. The following will be the lifting schedule for the 12 months contract.

1 TRIAL AND 24 MONTHS LIFTING SCHEDULES				
MONTH	PRICE FOB SINGAPORE (USD)	QUANTITY IN BBL	TOTAL PRICE (USD)	FOB PORT
March (Trial) 2025	$81 (MOPS PRICE -9)	2,000,000	$162,000,000	Jurong/Rotterdam
Apr-25	$81 (MOPS PRICE -9)	5,000,000	$405,000,000	Jurong/Rotterdam
May-25	$81 (MOPS PRICE -9)	5,000,000	$405,000,000	Jurong/Rotterdam
Jun-25	$81 (MOPS PRICE -9)	5,000,000	$405,000,000	Jurong/Rotterdam
Jul-25	$81 (MOPS PRICE -9)	10,000,000	$810,000,000	Jurong/Rotterdam
Aug-25	$81 (MOPS PRICE -9)	10,000,000	$810,000,000	Jurong/Rotterdam
Sep-25	$81 (MOPS PRICE -9)	10,000,000	$810,000,000	Jurong/Rotterdam
Oct-25	$81 (MOPS PRICE -9)	15,000,000	$1,215,000,000	Jurong/Rotterdam
Nov-25	$81 (MOPS PRICE -9)	15,000,000	$1,215,000,000	Jurong/Rotterdam
Dec-25	$81 (MOPS PRICE -9)	15,000,000	$1,215,000,000	Jurong/Rotterdam
Jan-26	$81 (MOPS PRICE -9)	20,000,000	$1,620,000,000	Jurong/Rotterdam
Feb-26	$81 (MOPS PRICE -9)	20,000,000	$1,620,000,000	Jurong/Rotterdam
Mar-26	$81 (MOPS PRICE -9)	20,000,000	$1,620,000,000	Jurong/Rotterdam
TOTAL	81 (MOPS PRICE -9)	152000000	$12,312,000,000	Jurong/Rotterdam

Total Quantity 152,000,000 BBL for (One) 1 Trial with trial quantity of 2,000,000 BBL +/- 5% and a contract quantity of 2,000,000 barrels for every 7 days in Twelve (12) Calendar months +/- 5% per Month.

[Seller's Initial and Company's Seal]

PROF. DATO' SRI DR. HOW KOK CHOONG, J.P.
Founder & Global Group CEO

[Buyer's Initial and Company's Seal]

JEFFREY J. HATTARA
CHIEF EXECUTIVE OFFICER

Buyer's Copy of
COMPANY CERTIFICATE OF INCORPORATION

Handelsregister des Kantons Schwyz

Firmennummer	Rechtsnatur	Eintragung	Löschung	Übertrag CH-035.3.038.369-1	
CHE-113.035.588	Aktiengesellschaft	17.03.2010		von: auf:	1

Alle Eintragungen

Ei	Lö	Firma	Ref	Sitz
0	2	~~Sonnenberg Group AG~~	0	bisher: Bern
2	5	~~Global Invest Properties Holding AG~~	1	~~Schübelbach~~
5		Swiss One Oil&Gas AG	3	Freienbach

Ei	Lö	Aktienkapital	Liberierung	Aktien-Stückelung	Ei	Lö	Domizikadresse
0	2	CHF 100'000.00	CHF 100'000.00	~~1000 Namenaktien zu CHF 100.00~~	1	3	~~bei Adrian Bürgi~~
2	4			~~1000 Inhaberaktien zu CHF 100.00~~			~~Glarnerstrasse 4~~
4				1'000 Namenaktien zu CHF 100.00			~~8854 Siebnen~~
					3		Schützenstrasse 18
							8808 Pfäffikon SZ

Ei	Lö	Zweck	Ei	Lö	weitere Adressen
0	2	~~Die Gesellschaft bezweckt die Abwicklung von Geschäften im Bereich der Bau- und Chemieindustrie im Zentralasiatischen Raum. Sie kann Zweigniederlassungen in der Schweiz und im Ausland errichten, sich an anderen Unternehmungen des In- und Auslandes beteiligen, gleichartige oder verwandte Unternehmen erwerben oder sich mit solchen zusammenschliessen sowie alle Geschäfte eingehen und Verträge abschliessen, die geeignet sind, den Zweck der Gesellschaft zu fördern oder die direkt oder indirekt damit im Zusammenhang stehen. Sie kann Grundstücke im In- und Ausland erwerben, verwalten, belasten und veräussern.~~			
2	5	~~Erwerb, Halten und Verwalten von Beteiligungen an Gesellschaften und Gesellschaftsbereichen im In- und Ausland, insbesondere im Immobilienbereich; kann sich an anderen Unternehmen beteiligen, Grundeigentum erwerben, belasten, veräussern und verwalten; kann Finanzierungen vornehmen sowie Garantien und Bürgschaften eingehen.~~			
5		Zweck der Gesellschaft ist der Handel mit Rohstoffen und Energie, insbesondere Öl und Gas. Die Gesellschaft kann Zweigniederlassungen errichten, sich an andern Unternehmungen des In- und Auslandes beteiligen, gleichartige oder verwandte Unternehmungen erwerben oder sich mit solchen zusammenschliessen, Lizenzen verwerten, Grundstücke erwerben, verwalten und veräussern sowie alle Geschäfte eingehen und Verträge abschliessen, die geeignet sind, den Zweck der Gesellschaft zu fördern, oder die direkt oder indirekt damit im Zusammenhang stehen.			

Ei	Lö	Bemerkungen	Ref	Statutendatum
0		Vinkulierung: Die Übertragbarkeit der Namenaktien ist nach Massgabe der Statuten beschränkt.	0	28.06.2006
0	2	~~Mitteilungen an die Aktionäre: schriftlich (auch mit Telegramm, Telefax oder mittels anderer, moderner elektronischer Medien).~~	1	22.02.2010
1		Gemäss Erklärung des Verwaltungsrates vom 22.2.2010 untersteht die Gesellschaft keiner ordentlichen Revision und verzichtet auf eine eingeschränkte Revision.	2	22.07.2011
2	3	~~Die Mitteilungen an die Aktionäre erfolgen durch Publikation im SHAB oder, sofern die Namen und Adressen sämtlicher Aktionäre bekannt sind, durch eingeschriebenen Brief.~~	3	28.02.2014
3	4	~~Die Mitteilungen an die Aktionäre erfolgen durch Publikation im SHAB oder, sofern die Namen und Adressen sämtlicher Aktionäre bekannt sind, durch eingeschriebenen Brief, Fax oder E-Mail.~~	4	16.10.2020
4	5	~~Die Mitteilungen an die Aktionäre erfolgen durch Publikation im SHAB, eingeschriebenen Brief, Fax oder E-Mail.~~	5	23.02.2021
5		Die Mitteilungen an die Aktionäre erfolgen durch eingeschriebenen Brief oder E-Mail an die im Aktienbuch eingetragenen Aktionäre oder durch Publikation im SHAB.		

Ei	Lö	Besondere Tatbestände	Ref	Publikationsorgan
			0	SHAB

Ref	TR-Nr	TR-Datum	SHAB	SHAB-Dat.	Seite / Id	Ref	TR-Nr	TR-Datum	SHAB	SHAB-Dat.	Seite / Id
0	(Sitzverlegung)			(Sitzverlegung)		3	1587	21.03.2014	59	26.03.2014	1418023

CHE-113.035.588	Swiss One Oil&Gas AG	Freienbach	2

Ref	TR-Nr	TR-Datum	SHAB	SHAB-Dat.	Seite / Id	Ref	TR-Nr	TR-Datum	SHAB	SHAB-Dat.	Seite / Id
2	4515	08.09.2011	177	13.09.2011	6332762	5	1272	26.02.2021	43	03.03.2021	1005114142

Ei	Ae	Lö	Personalangaben	Funktion	Zeichnungsart
0		1m	~~Bürgi, Adrian, von Bern und Lyss, in Bern~~	~~Mitglied~~	~~Einzelunterschrift~~
0		1	~~MÜLLER, BÜHRER & PARTNER AG, in Kilchberg ZH~~	~~Revisionsstelle~~	
	1	3m	~~Bürgi, Adrian, von Bern und Lyss, in Siebnen-Schübelbach~~	~~Mitglied~~	~~Einzelunterschrift~~
	3	4m	~~Bürgi, Adrian, von Bern und Lyss, in Hilterfingen~~	~~Mitglied~~	~~Einzelunterschrift~~
	4		Bürgi, Adrian, von Bern und Lyss, in Freienbach	Mitglied	Einzelunterschrift

Schwyz, 16.01.2023 21:51

Diese Internet Information aus dem kantonalen Handelsregister hat mangels Originalbeglaubigung keinerlei Rechtswirkung und erfolgt ohne Gewähr.

[Seller's Initial and Company's Seal]

PROF. DATO' SRI DR. HOW KOK CHOONG, J.P.
Founder & Global Group CEO

[Buyer's Initial and Company's Seal]

JEFFREY J. HATTARA
CHIEF EXECUTIVE OFFICER

SELLER'S COPY OF PASSPORT

With data page

[redacted]

[Seller's Initial and Company's Seal]

PROF. DATO' SRI DR. HOW KOK CHOONG, J.P.
Founder & Global Group CEO

[Buyer's Initial and Company's Seal]

JEFFREY J. HATTARA
CHIEF EXECUTIVE OFFICER

SELLER'S COPY OF
Company Certificate of Incorporation

SURUHANJAYA SYARIKAT MALAYSIA
COMPANIES COMMISSION OF MALAYSIA

COMPANIES ACT 2016
(ACT 777)

CERTIFICATE OF INCORPORATION ON CHANGE OF NAME OF COMPANY

This is to certify that

OIE ATPC HOLDINGS (M) SDN. BHD.
202401000289 (1546140-U)

which was, on the 3rd day of January 2024, incorporated under the Companies Act 2016, as a private company, on the 7th day of June 2024 changed its name to

ATPC GREEN ENERGY SDN. BHD.

and that the company is a private company, and is a company limited by shares.

Dated at **KUALA LUMPUR** this 11th day of June 2024.

DATUK NOR AZIMAH ABDUL AZIZ
REGISTRAR

MYDATA SSM

User Id: Lapluck

Printing Date: 11/06/2024

This certificate is generated from MYDATA SSM Services as at 11/06/2024 08:54:59.
MENARA SSM@SENTRAL, NO.7, JALAN STESEN SENTRAL 5, KUALA LUMPUR SENTRAL, 50623 KUALA LUMPUR.
TEL : 03-7721 4000 FAX : 03-7721 4001

[Seller's Initial and Company's Seal]

PROF. DATO' SRI DR. HOW KOK CHOONG, J.P.
Founder & Global Group CEO

[Buyer's Initial and Company's Seal]

JEFFREY J. HATTARA
CHIEF EXECUTIVE OFFICER

Seller's Copy of
PASSPORT WITH DATA PAGE

[redacted]

[Seller's Initial and Company's Seal]	[Buyer's Initial and Company's Seal]
PROF. DATO' SRI DR. HOW KOK CHOONG, J.P. Founder & Global Group CEO	JEFFREY J. HATTARA CHIEF EXECUTIVE OFFICER